UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(A) of the
Securities Exchange Act Of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240, 14a-12

HOMEFED CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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☐ Fee paid previously with preliminary materials:
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 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the
Form or Schedule and the date of its filing.

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(1) Amount Previously Paid:
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(3) Filing Party
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HOMEFED CORPORATION
1903 Wright Place
Suite 220
Carlsbad, California 92008

July 19, 2010

Dear Stockholder:

We have previously sent to you proxy material for the annual meeting of stockholders of HomeFed Corporation to be held on August 2, 2010.  Your Board of Directors recommends that stockholders vote FOR all items on the agenda.

Your vote is important, no matter how many or how few shares you may own.  To ensure that your shares are represented at the meeting, please take a moment to vote your shares TODAY by telephone or via the Internet.  Your prompt response is greatly appreciated.  You may also sign, date and return the enclosed proxy card in the envelope provided.

Very truly yours,

CORINNE A. MAKI
 Secretary

IMPORTANT – TIME IS SHORT!

You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.